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                                                                    EXHIBIT 23.3




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report, dated January 20, 1996, with respect to the consolidated financial statements of Conestoga Enterprises, Inc. and subsidiaries included in its Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts."


                                         Beard & Company, Inc.


Reading, Pennsylvania

April 5, 1996